1 Exhibit 99.1

nyssa
New York Society of Security Analysts

UNITRIN

Donald G. Southwell: Chairman, President & Chief Executive Officer Dennis Vigneau: Senior Vice President & Chief Financial Officer Insurance Industry Conference February 7, 2011 New York, NY

Housekeeping Statements
Safe Harbor Statement:
This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give expectations or forecasts of future events. These statements can be indentified by the fact that they do not relate strictly to historical or current facts. They use words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),”
“forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may” and other words and terms of similar meaning in connection with a discussion of future operating financial performance or financial condition. Forward-looking statements, in particular, include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-
looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.  No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. The reader is advised, however, to consult any further disclosures Unitrin makes on related subjects in its filings with the SEC.
Kemper®:
Kemper® is a registered service mark of Unitrin, Inc.
Presentation Note:
Unless otherwise noted, numbers presented are as of December 31, 2010 and dollars are in millions.
A reconciliation of a Non-GAAP Measure is provided at the end of this presentation.

Unitrin Highlights
A diversified P&C and Life business with a National footprint
20
th
largest personal lines writer and 17
th
largest auto insurer in the United States
(1)
Strong regional presence providing basic protection product
Multi-channel distribution network
History of opportunistic acquisitions and successful integration
Conservative balance sheet with strong holding company liquidity
$8.4 billion assets, $2.1 billion shareholders’ equity, 22.4% basic debt to capital ratio
94% of fixed maturity investment portfolio rated investment grade
Experienced management team with long-term association with the Company

Multi-line insurance holding company incorporated in 1990 and based in Chicago, IL (Ticker: UTR)
Operating companies have been conducting business for more than 80 years
Independently managed businesses, leveraging key common platforms
Over 6 million policyholders served by 7,000 associates
Company Overview
Kemper
Unitrin
Specialty
(Non-Standard)
Unitrin Direct
Property & Casualty Insurance
$900 surplus
(est.)
Career Agency
Fireside Bank
(In Run-off)
Life & Health Insurance
$405 surplus
(est.)
Reserve
National
Earned Premiums
Policies in Force
$888 $475 $282 $514 $130
721K   342K 175K 5,000K 80K

$397
$137
$431
$162
$819
$299
Life  17%
Other 6%
Homeowners
13%
A&H   7%
Commercial
Auto  2%
$44
Earned Premiums
by Line of Business
Earned Premiums $2,289
Standard & Preferred
Personal Auto   36%
Non-Standard
Personal Auto   19%
Total
Auto
$1,250
55%

Total Revenues $2,743
Personal

UNITRIN direct®
auto and home insurance

Union National Life Insurance Company
A UNITRIN Company

Response Insurance®
The Safe Choice for Savings®

Kemper

The Reliable Life Insurance Company
A UNITRIN Company

Merastar™
AUTO & HOME INSURANCE

Mutual Savings Life
Insurance Company • A UNITRIN Company

UNITRIN

History of Successful
Transactions
Multiple acquisitions
since spin-off
Launched Unitrin Direct
as a start-up

Disciplined capital management to
create shareholder value
Tax-free spin-off of Curtiss Wright
Structured tax efficient sale of Litton to
Northrop Grumman
Exited several non-core businesses (e.g.
Fireside, Pyramid Life and Unitrin
Business Insurance

Business Lines

Kemper
A UNITRIN BUSINESS
UNITRIN direct®
auto and home insurance
UNITRIN
SPECIALTY®

UNITRIN

8 Unitrin’s Property & Casualty Insurance Group

Personal
Lines Insurance
Lines Insurance
Headquartered in Jacksonville, Florida
Personal auto (61% sales) & homeowners/other (39% sales)
2,600 independent agents in 38 states
Lead product is Package Plus
Net Written Premium: $872 million
Top 4 Premium States:  NY, CA, NC & TX

Competitive
Advantages
Advantages
Strong brand name recognized by agents and target
market
Package policies specifically designed for target market
Proprietary pricing engine
Multi-variant capabilities
Leveraged across Unitrin
Automation and service built for agency convenience
Claims handling focused on high quality customer
service, supported by a shared services group

Headquartered in Dallas, Texas
Non Standard Auto (NSA) - Personal and Commercial
8,000 independent agents in 21 states
Target market includes insureds not eligible for Preferred
and/or Standard Auto market
Business model focused on automation and agent
convenience
Net Written Premium:   $457 million
Top 2 Premium States:  CA & TX
Non Standard Auto Insurance

UNITRIN SPECIALTY®

Roadside Assistance
offered through
Unitrin Specialty®

UNITRIN

Competitive Advantages
Recognized carrier in the NSA market
for over 60 years
Strong regional presence expandable
to more states
Point of sale systems designed for
ease of placement

Proprietary pricing engine leveraged across Unitrin
Claims handling designed for the unique challenges of
NSA, supported by a shared claims organization

UNITRIN direct®

auto and home insurance

imingle

iMingle
Network™
Discount
Share & Save 10%

UNITRIN

Headquartered in Chicago, Illinois
Built through several key acquisitions
Offer direct homeowners line
Business model calls for long term
growth through utilization of direct to
consumer channels
Direct to Consumer

Growth is deferred until profitability is achieved
In 2010 rolled out a new product; an easy-to-use website and
Launched iMingle
TM
, a social networking insurance platform

Experienced foothold in the direct marketplace
Complete on-line life cycle capabilities for ease of doing
business
Multi-channel direct distribution targeting standard &
preferred customers
Customizable product offering
Integrated customer experience
Flexible payment options
Leveraging claims and other back office infrastructure
Building Competitive
Advantages

UNITRIN
UNITRIN
Reserve National
INSURANCE COMPANY
A UNITRIN Company

UNITRIN

Life & Health Insurance Group Career Agency Companies

UNITRIN

Reserve National Insurance Company
A UNITRIN Company

The right choice is simple!

UNITRIN

Life and Health Insurance Business
3,800 associates and career agents
Targets modest income consumers
Basic protection for individuals and families
Leading product is ordinary life insurance,
including permanent and term insurance
No exposure to variable annuities
Operates in 25 states
Career Agency Companies
275 exclusive independent agents and 150
home office employees, targeting
underserved rural markets
Key products include limited benefit hospital
expense and surgical benefit plan, Medicare
Supplement and other supplemental A&H
insurance

Life and Health Insurance Business
Career Agency Competitive Advantages
Leader in moderate to lower income
segment
Significant scale
Business not sensitive to market interest
rates or stock market volatility
Products are simple – high persistency
with stable, predictable cash flows
Over 5 million policyholders
Life
Property
Total Earned Premiums =  $644 million
Accident &
Health
Earned Premiums by Product
Predominately a career agency-driven business with modest amounts of A&H business through Reserve National
25%
13%
62%

Reserves By Product Line Career Agency Life Whole Life $2,666 Term Life $225 A&H $54 2% Total $ 3,064 (Dollars in Millions) Interest Sensitive Life $119 18 87% 4% 7%

Financial Discussion

Financial Trends
Earned Premiums
Income from Continuing Operations
1 2 3 4 5
Stable earned premiums over the
past several years
Income from continuing operations
has rebounded from low in 2008
- Portfolio losses
- Catastrophe losses
Post 2008 Catastrophe exposure
significantly reduced in both P&C
and Career Agency businesses
2006 2007 2008 2009 2010
L&H P&C
$2,291
$2,287
$2,377
$2,456
$2,289
Fireside
Core
Operations
2006
2007
2008 2009
2010
$268
$178
$(38)
$162
$184
$242
$217
$(16)
$167
$169

P&C Insurance Financial Results
Earned Premiums
Underlying Combined Ratios*
$945
$926
$931 $932
$888
2006 2007 2008 2009 2010
Kemper
$444
$449
$494
$528
$475
2006 2007 2008 2009 2010
Unitrin Specialty
$226
$258
$291
$346
$282
2006 2007 2008 2009 2010
Unitrin Direct
2006 2007 2008 2009 2010
Kemper
93.7%
96.7% 96.7%
93.6%
96.9%
2006 2007 2008 2009 2010
Unitrin Specialty
97.9%
98.9%
100.3%
98.7%
99.8%
2006 2007 2008 2009 2010
Unitrin Direct
106.1%
111.9%
119.8%
111.9%
117.3%
Cats \ Loss Development:
2.4% 1.6% (4.6%) 1.4%
(5.2%)
1.7% 3.3% 0.5% 0.7%
(1.4%)
(2.5%) (2.3%) 0.0% 2.6%
1.8%
GAAP Combined Ratios:
91.3% 95.3% 101.3% 95.3%
98.8%
96.2% 96.5% 99.8% 98.2%
100.1%
108.6% 119.6% 119.8% 109.3%
110.1%
*Underlying Combined Ratio is a Non-GAAP measure discussed at the end of this presentation.

22 Life and Health Insurance Financial Results $102 $97 $52 $112 $95 2006 2007 2008 2009 2010 $654 $651 $676 $661 $644 2006 2007 2008 2009 2010 Earned Premiums Segment Net Income

Auto only subprime lender
Run-off plan commenced March 2009
All deposits mature by Q3 2012
No new deposits since March 2009
No deposit rollovers since October 2009
Strong balance sheet – Tier One Capital 37.3%
(2)
$250 million expected to be returned to Unitrin
Run-off Asset: Fireside Bank
Loans 30 or More Days Delinquent
$19
$103
91%
44%
3/31/2009 12/31/2010
Loans 30 or more days
delinquent
Loans 30 or more days delinquent
as % of reserves for loan losses
Net Automobile Loan Receivables Outstanding
$1,125
$381
3/31/2009 12/31/2010
Tier One Capital
(2)
16%
37%
3/31/2009 12/31/2010

Investment Portfolio

Investment Portfolio Overview
Total return investment strategy with
an emphasis on yield
No direct exposure to:
Enhanced Money Market Funds
Commercial Paper Investments
Sovereign Governments
Securities Lending
Credit or Other Derivatives
Less than $10 million of exposure to
non-governmental RMBS, CMBS, and
CDO
Centralized investment function
Equities
$550
Real
Estate
$250
Other (3)
$245
LP
LLC
$328
Short
Term
$403
Fixed Maturities
$4,475
72%
6%
9%
5%
4% 4%
$6,251 million

Fixed Income Portfolio
States & Political
Subs
$1,793
U.S. Gov't &
Agencies
$537
Corporate
$2,049
40%
$4,475 million
Fixed maturity portfolio comprised primarily of high-grade municipal, corporate and agency bonds
95% investment grade
40% of fixed maturity portfolio is debt related to states, municipal entities and political subdivisions
No state represents more than 4% of total fixed maturity investments
46%
State
G.O.’s
Revenue
Bonds
Local
Government
G. O.’s
24%
Pre-Refunded
20%
10%
12%
48%

Technology
$12
Industrial
$158
Other
$37
Consumer,
Non-cyclical
$47
Energy
$33
Financial
$109

LP’s & LLC’s / Equities
Diversified across
30+ Funds
Performed Well During Financial Crisis
Secondary
Funds
$68
Private Equity /
LBO Funds
$31
Other Funds
$8
Mezzanine /
Senior Debt
$74
Distressed Debt
$206
51%
18%
17%
8%
2%
$403 million
(4)
4%
Equity
Co-Investments
$16
40%
28%
8%
12%
9%
3%
LP & LLC’s
Equities
Fair
value %
(2)
Intermec 138 $    2.2%
Barclays Bank 22         0.3%
Deutsche Bank 20         0.3%
HSBC Holdings 16         0.3%
Bank of America 16         0.3%
Total 211 $    3.4%
Top 5 Holdings
$396 million
(5)

Capital and Liquidity

Sound Balance Sheet
Strong liquidity at the holding company
Simple capital structure – no converts or hybrids
Low debt to total capitalization ratio of 22
High quality investment portfolio
Highly rated reinsurance partners
Shareholders’ equity of $2.1B / $2.0B ex. AOCI
(6)

Strong Liquidity Profile
Operating Company Dividend Capacity
$123
$147
$170
2009 2010 2011E
$1,757
$1,859
$1,956
$1,649
$1,918
$2,113
12/31/2008 12/31/2009 12/31/2010
Excl. AOCI Incl. AOCI
Shareholders’ Equity Trend
(6)
Growing Statutory Earnings
and Dividend Capacity
Earnings Per Share:
2008 2009 2010
(6)
$(0.47) $2.64 $2.98

Investor Considerations
Personal lines soft market is less severe
Positioned well for changing consumer purchasing
preferences
Fireside Bank run-off on track to free-up $250 million of
capital
Quarterly dividend increased from $0.22 to $0.24 per
share
Announced $300 million share repurchase program

DELIVERING SHAREHOLDER VALUE

Non-GAAP Measure
                                is a non-GAAP measure, which is computed as the difference between the GAAP combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development (including development on prior year catastrophes) on the combined ratio. The most directly comparable
GAAP measure is the combined ratio. We believe the underlying combined ratio is useful to investors and is used by management to reveal the trends in our Property and Casualty business that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.
Prior year reserve developments are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.
As shown on the bottom of Slide 21, to reconcile the Underlying Combined Ratios to the GAAP combined ratios: if the Cats \ Loss Development ratio is positive, subtract it from the Underlying
Combined Ratio; if the Cats \ Loss Development ratio is negative (in parentheses), add it to the
Underlying Combined Ratio.
Underlying Combined Ratio

Footnotes
(1) Source: SNL Financial based on 2009 Direct Premium Written
(2) Ratio of Tier 1 Capital to total average assets
(3) Primarily loans to policyholders
(4) Includes $75 million of LP & LLC’s accounted under the Fair Value Method and reported as Equity Securities.
(5) Excludes $75 million of LP & LLC’s accounted under the Fair Value Method and reported as Equity Securities and $79 million of exchange traded funds; includes
$125 million of Preferred Stock
(6) AOCI represents Accumulated Other Comprehensive Income reported in the company’s 10K filings.